UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d)
                  OF THE SECURITIES EXCHANGE ACT OF 1934

                            November 30, 2006
______________________________________________________________________________
                              Date of Report
                    (Date of earliest event reported)

                 First Federal Bancshares of Arkansas, Inc.
______________________________________________________________________________
            (Exact name of registrant as specified in its charter)


          Texas                         0-28312                 71-0785261
______________________________________________________________________________
(State or other jurisdiction    (Commission File Number)      (IRS Employer
of incorporation)                                          Identification No.)


1401 Highway 62-65 North, Harrison, Arkansas                      72601
______________________________________________________________________________
(Address of principal executive offices)                       (Zip Code)



                                (870) 741-7641
______________________________________________________________________________
             (Registrant's telephone number, including area code)


                                Not Applicable
______________________________________________________________________________
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 8.01 Other Events
          ------------

     On November 30, 2006, First Federal Bancshares of Arkansas, Inc. issued a press release announcing a quarterly cash dividend. A copy of the press release is included as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits
          ---------------------------------

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  The following exhibit is included with this Report:

     Exhibit No.         Description
     ----------          -----------

     99.1                Press Release, dated November 30, 2006


























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                               SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              FIRST FEDERAL BANCSHARES OF
                                ARKANSAS, INC.


                              By:  /s/ Larry J. Brandt
                                   ------------------------------
                                   Name:  Larry J. Brandt
                                   Title: President and Chief Executive Officer

Date:  November 30, 2006































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